Exhibit 10.1

EXECUTION VERSION

SHAREHOLDERS’ AGREEMENT

THIS SHAREHOLDERS’ AGREEMENT (this “Agreement”) is entered into as of September 1, 2017, among ABM Industries Incorporated, a Delaware corporation (the “Company”), Thomas H. Lee Equity Fund VII, L.P. (“THL Fund VII”), Thomas H. Lee Parallel Fund VII, L.P. (“THL Parallel Fund”), Thomas H. Lee Parallel (Cayman) Fund VII, L.P. (“THL Cayman Fund”), THL Executive Fund VII, L.P. (“THL Executive Fund”), THL Fund VII Coinvestment Partners, L.P. (“THL Coinvest Fund,” and together with THL Fund VII, THL Parallel Fund, THL Cayman Fund and THL Executive Fund, the “THL Investors”), Broad Street Principal Investments Holdings, L.P., a Delaware limited partnership (“Broad Street”), Bridge Street 2015, L.P., a Delaware limited partnership (“Bridge Street”), MBD 2015, L.P., a Delaware limited partnership (“MBD 2015”), Stone Street 2015, L.P., a Delaware limited partnership (“Stone Street”), 2015 Employee Offshore Aggregator, L.P., a Cayman Islands exempted limited partnership (together with Broad Street, Bridge Street, MBD 2015 and Stone Street, the “GS Entities”), and Goldman Sachs & Co. LLC, a New York limited liability company, solely on behalf of Managed Account Nos. 046-46898-9, 046-52146-4 and 042-78997-4 (the “GS Accounts,” and together with the GS Entities, the “GS Investors”). Each of the GS Investors and the THL Investors are referred to herein as an “Investor” and collectively as “Investors.”

RECITALS

A. On July 11, 2017, the Investors and the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides for the merger of GCA Holding Corp. (together with its subsidiaries, the “Target”) with a subsidiary of the Company (the “Acquisition”).

B. Pursuant to the Merger Agreement, the Company will issue to (1) each GS Investor the number of shares of its common stock, par value $0.01 per share (the “Common Shares”), set forth opposite such GS Investor’s name on Exhibit A attached hereto, and (2) each THL Investor the number of Common Shares set forth opposite such THL Investor’s name on Exhibit A attached hereto.

C. As an inducement to entering into the Merger Agreement, the Investors and the Company hereby agree that this Agreement will govern certain rights of the Investors and the Company related to such Common Shares.

D. The parties agree as follows:

1.          Definitions. Unless otherwise provided, all capitalized terms have the meaning given to them in this Section 1. For purposes of this Agreement:

(a)          “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to elect a majority of the board of directors (or similar election or designation rights with respect to other governing bodies) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise and, in any event and without limiting the generality of the foregoing, any Person owning a majority of the voting securities of another Person shall be deemed to control that Person. Notwithstanding the foregoing, (i) none of the Investors shall be considered Affiliates of (x) any portfolio operating company in which the Investors or any of their investment fund Affiliates have made a debt or equity investment or (y) the Company or any of its Subsidiaries and (ii) no THL Investor shall be considered an Affiliate of a GS Investor or any member of the GS Investor Group and no GS Investor shall be considered an Affiliate of a THL Investor or any member of the THL Investor Group.

(b)          “beneficially own” has the meaning given to such term under Rule 13d-3 of the Exchange Act.

(c)          “Blackout Period” means a period of time, not to exceed 30 days, during which the Company may postpone the preparation, filing or effectiveness of, or suspend the effectiveness of, a registration statement, if the Company, in good faith, determines that the registration and/or distribution of Registrable Securities would (i) materially impede, delay or interfere with any financing, acquisition, corporate reorganization or other significant transaction, or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its subsidiaries or their respective assets, or (ii) require the disclosure of material nonpublic information, the disclosure of which could reasonably be expected to materially and adversely affect the Company; provided that all such Blackout Periods will not exceed 90 days in the aggregate in any 12-month period.

(d)          “Business Day” means any day other than a day on which the SEC is closed.

(e)          “Change of Control” means any of the following events: (i) any Person is or becomes the beneficial owner, directly or indirectly, of a majority of the total voting power represented by all then-outstanding Common Shares, (ii) the Company consolidates with or merges into another Person, or any Person consolidates or merges into the Company, other than (A) a merger or consolidation which would result in the Securities (as defined in Section 3.1) outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) a majority of the combined voting power of the Securities of such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner, directly or indirectly, of a majority of the total voting power of all then-outstanding Securities, (iii) the Company conveys, transfers or leases all or substantially all of its assets to any Person other than a wholly owned subsidiary of the Company, or (iv) individuals who constitute Continuing Directors cease for any reason to constitute at least a majority of the Company Board.

(f)           “Company Board” means the Board of Directors of the Company.

(g)          “Continuing Directors” means the directors of the Company on the date hereof, and each other director, if in each case, such other director’s nomination for election to the Company Board was recommended by, or whose appointment to the Company Board was approved by, at least a majority of the other Continuing Directors.

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(h)          “Core Deal Team”  means only the investment professionals in the Merchant Banking Division of Goldman Sachs who are involved in managing the GS Investors’ investment in the Common Shares and expressly excludes (i) personnel in any GS Investor’s (or its Affiliates’) compliance, legal, conflicts clearance, credit, information technology, controllers and risk management departments and clerical personnel, (ii) any GS Investor’s (or its Affiliates’) “above the wall” senior management, and (iii) members of any GS Investor’s (or its Affiliates’) internal committees and other persons with risk management, compliance and/or supervisory responsibilities (for the avoidance of doubt, except to the extent any such members are investment professionals in the Merchant Banking Division of Goldman Sachs and are involved in managing the GS Investors’ investment in the Common Shares outside of their risk management, compliance and/or supervisory responsibility).

(i)           “Damages” means any loss, damage or liability (joint or several) to which the applicable Person referred to herein may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such loss, damage or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company filed pursuant to the terms of this Agreement, including any preliminary prospectus or prospectus contained therein or any amendments or supplements thereto, or (ii) an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (with respect to any preliminary prospectus or prospectus or any amendments or supplements thereto, in the light of the circumstances under which they were made) not misleading.

(j)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k)          “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(l)           “group” means a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(m)         “Investor Group” means (i) with respect to the GS Investors, the GS Investors and the Core Deal Team, and (B) with respect to the THL Investors, the THL Investors and their respective Affiliates.

(n)          “Person” means a natural person or any legal, commercial or governmental entity, including a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association or group.

(o)          “Registrable Securities” means the Common Shares issued by the Company to the Investors and their assignees pursuant to the Merger Agreement, plus any Common Shares distributed to such Investors and their assignees by the Company as a dividend on such Common Shares, in each case as of the applicable time.

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(p)          “SEC” means the United States Securities and Exchange Commission.

(q)          “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(r)          “Securities Act” means the Securities Act of 1933, as amended

(s)          “Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

(t)           “Underwritten Block Trade” means an offering and/or sale of Registrable Securities by an Investor on an underwritten block trade basis or similar underwritten transaction without substantial marketing efforts prior to pricing, including a same day trade, overnight trade or similar transaction.

2.          Voting. Commencing upon the issuance of Common Shares to such Investor pursuant to the Merger Agreement and continuing thereafter until the end of the Standstill Period (as defined below), each Investor will, and will cause each member of its applicable Investor Group to, (i) cause all Common Shares beneficially owned by such Investor and the members of its Investor Group that they are entitled to vote at any meeting of stockholders to be present, in person or by proxy, at all meetings of the Company’s stockholders so that such Common Shares will be counted as present for purposes of determining the presence of a quorum of stockholders at such meeting, and (ii) cause all Common Shares beneficially owned by such Investor and the members of its Investor Group that they are entitled to vote at any meeting of stockholders to be voted in favor of the recommendations of the Company Board with respect to (A) the election of each member of any slate of directors recommended by the Company Board, (B) the removal of any director from the Company Board, and (C) any matter on which a brokerage or similar firm would have discretion to vote Common Shares held of record by such firm on behalf of the record owners (assuming such record holder did not provide voting instructions) in accordance with the rules and regulations of the New York Stock Exchange (which, for the avoidance of doubt, excludes any potential Change of Control).

3.          Standstill.

3.1        As of the date of this Agreement, except as previously disclosed in writing to the Company, if any, each Investor represents that neither it nor any of the members of its applicable Investor Group (excluding the Core Deal Team in any individual capacity) beneficially owns any Common Shares or other securities entitled to be voted generally in the election of the Company Board or any direct or indirect options or other rights to acquire, or securities or other instruments that are convertible into, any such securities (collectively, “Securities”).

3.2        Other than as set forth herein, during the period commencing on the date hereof and ending on March 31, 2020 (the “Standstill Period”), no Investor will, and each Investor will cause its applicable members of its Investor Group not to, directly or indirectly, singly or with any other person (including any other Investor), unless invited in writing by the Company Board to take such action:

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(a)          acquire beneficial ownership of any Securities, or make a tender, exchange or other offer to acquire any Securities;

(b)          with respect to the Company or its Securities, make, engage or in any way participate in, directly or indirectly, any “solicitation” (as such term is used in the proxy rules of the SEC) of proxies or consents (whether or not relating to the election or removal of directors), or seek to advise or influence any third Person with respect to the voting of any Securities;

(c)          call or seek to have called any meeting of the stockholders of the Company, propose or nominate for election to the Company Board any Person or cause any of its Securities to be voted in favor of any Person whose nomination has not been approved by the Company Board;

(d)          initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC) shareholders of the Company for the approval of shareholder proposals made to the Company, whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Exchange Act or otherwise, or cause or encourage or attempt to cause or encourage any other person to initiate any such shareholder proposal, regardless of its purpose;

(e)          deposit any Securities in a voting trust or subject any Securities to any arrangement or agreement with respect to the voting of such Securities;

(f)           propose or publicly announce or otherwise publicly disclose an intent to engage in any form of business combination, acquisition, Change of Control transaction or similar transaction relating to the Company or any of its subsidiaries;

(g)          (i) act in concert with others (including any THL Investor, in the case of a GS Investor, or any GS Investor, in the case of a THL Investor) to take any action in clauses (a) through (f) above or to form a group with others with respect to any Securities or (ii) enter into discussions, negotiations, arrangements or agreements with others (including any THL Investor, in the case of a GS Investor, or any GS Investor, in the case of a THL Investor) relating to the actions referred to in clauses (a) through (f) above; or

(h)          take any action which would reasonably be expected to require the Company to make a public announcement in respect of any matter contemplated by this Section 3.2.

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3.3           Notwithstanding anything in Section 3.2 to the contrary, the restrictions set forth in Section 3.2 will not apply, solely to the extent necessary to facilitate a public or private offer by an Investor to enter into a Change of Control transaction, upon the earlier to occur of (a) the public announcement by the Company of its entry into a definitive agreement providing for a Change of Control and (b) as long as such Investor has not violated Section 3.2 with respect to such third Person, the public announcement by a third Person of any tender, exchange or other offer or proposal the consummation of which would result in a Change of Control (an “Acquisition Proposal”); provided, however, that if any of the transactions referred to in (a) or (b) terminates and the Company has not made a public announcement of its intent to solicit or engage in a transaction (or has announced its decision to discontinue pursuing such a transaction) the consummation of which would result in a Change of Control, then the restrictions contained in Section 3.2 will again be applicable (for the avoidance of doubt prior to March 31, 2020 and subject to the foregoing clauses (a) and (b)). Nothing in this Section 3 will preclude an Investor from submitting a confidential proposal to the Chairman of the Company Board for a potential Change of Control transaction as long as such confidential proposal is made in a manner that would not reasonably be expected to require the Company to make a public announcement regarding such confidential proposal.

4.          Public Sale of Registrable Securities.

4.1        Registration Rights.

(a)          Form S-3. As long as the Company is eligible to use Form S-3 for secondary offerings, the Company will, no later than six months following the Closing Date (but no earlier than 15 Business Days prior to the date that is six months following the Closing) (as defined in the Merger Agreement), file and cause to be automatically effective or declared effective, as applicable, a shelf registration statement on Form S-3 under the Securities Act covering the resale of the Registrable Securities (the “Shelf Registration Statement”), which, as long as the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”), will be filed as an automatic shelf registration statement. The Shelf Registration Statement will remain continuously effective for the benefit of each Investor Group until the earlier of (i) the date on which such Investor Group collectively disposes of all Registrable Securities beneficially owned by the applicable Investor Group in excess of 1% of the then-outstanding Common Shares and (ii) the date that is three years after the date on which the Shelf Registration Statement became effective, subject to an extension equal to the aggregate number of days of any Blackout Periods. No later than 10 days prior to filing the Shelf Registration Statement, the Company will notify the Investors of the intended filing date. The Investors will provide such information and other cooperation as the Company reasonably requests in connection with the preparation, filing and use of any registration statement pursuant to this Section 4.1(a), including information required by Item 507 of Regulation S-K promulgated under the Securities Act; provided that, notwithstanding anything in this Section 4.1(a) to the contrary, the Company may delay the registration of Registrable Securities as necessary if the Investors fail to provide information within the scope of this sentence within a reasonable time after receiving a request. The Company will use its reasonable best efforts to remain a WKSI and not become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period beginning on the date hereof and through the date on which the Shelf Registration Statement is required to remain effective. If the Shelf Registration Statement is an automatic shelf registration statement and the Company no longer qualifies as a WKSI, the Company will, as and when required under the Securities Act, file an appropriate amendment to the Shelf Registration on Form S-3 so that it continues to be usable. In the event the Company is no longer qualified for registration on Form S-3 for the resale of the Registrable Securities, the Company will use its reasonable best efforts to effect registration pursuant to this Section 4.1(a) on Form S-1 or any successor form thereto to the same extent as the Company would be required to effect registrations on Form S-3, and any such registration statement shall be deemed to be a Shelf Registration Statement for purposes of this Agreement.

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(b)          Underwritten Demands.

(i)          At any time after the date that is six months following the Closing Date (as defined in the Merger Agreement), on up to an aggregate of four occasions for all Investors collectively, an Investor (the “Demanding Investor”) will be entitled to deliver a notice to the Company (a “Demand Notice”) stating that it intends to sell all or part of its Registrable Securities included by it on the Shelf Registration Statement in an underwritten public offering (a “Underwritten Offering”), and the Company will reasonably promptly (and in any event within 30 days after the receipt of a Demand Notice) take all actions reasonably required, including preparing and, if required by applicable law, filing any amendment or supplement to the related prospectus or an amendment or supplement to any document incorporated therein by reference or any other required document in such a manner as to permit such Investor to deliver or be deemed to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law and to enable such Registrable Securities to be offered, sold and distributed in the Underwritten public offering; provided that, if a Blackout Period exists at the time the Demand Notice is delivered, the Company will provide the Demanding Investor notice of the existence of the Blackout Period and the Company will not be required to take any action under this Section 4.1(b) during the pendency of any Blackout Period.

(ii)         Any Underwritten Offering initiated by a Demand Notice must include an amount of Registrable Securities (including the amount of Registrable Securities held by any Piggybacking Investors as further described below) having an aggregate value of at least $50,000,000 based on the anticipated offering price as reasonably determined in good faith by the Investor providing the Demand Notice (or a lesser amount if the Registrable Securities requested by the Demanding Investor to be included in such Demand Notice constitute all of the Registrable Securities held by the Demanding Investor); provided that the Investors may not deliver more than one Demand Notice in any three-month period. In connection with any such Underwritten Offering, the other Investors (the “Piggybacking Investors”) will be entitled to include all or a part of their respective Registrable Securities in such Underwritten Offering. If the managing underwriter or underwriters of such Underwritten Offering have informed the Demanding Investor and the Piggybacking Investors in writing that it is their good faith opinion that the total amount of securities that the Demanding Investor and the Piggybacking Investors intend to include in such offering exceeds the number that can be sold in such offering without adversely affecting the success of such offering, then there will be included in such offering the number or dollar amount of such securities that in the good faith opinion of such managing underwriter or underwriters can be sold without adversely affecting such offering, and such number of securities will be allocated on a pro rata basis among the Demanding Investor and the Piggybacking Investors.

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(iii)       Notwithstanding anything to the contrary to this Agreement, if any Investor wishes to engage in an Underwritten Block Trade-off of the Shelf Registration Statement, then notwithstanding the foregoing time periods, (A) such Investor needs to notify the Company of the Underwritten Block Trade no later than (I) 5:00 p.m. Eastern Time on the second Business Day prior to the day the first Underwritten Block Trade is to commence (or if such Underwritten Block Trade is to commence on a Monday, no later than 5:00 p.m. Eastern time on the prior Friday) or (II) 2:00 p.m. Eastern time on the Business Day prior to the day any subsequent Underwritten Block Trade is to commence, (B) the Company shall notify the other Investors no later than 10:00 a.m. Eastern time on the day such Underwritten Block Trade is to commence, (C) the other investors must elect whether or not to participate in the Underwritten Block Trade no later than 1:00 p.m. Eastern time on the day such Underwritten Block Trade is to commence and (D) the Company shall as expeditiously as reasonably possible, but subject to any Blackout Period, use its reasonable best efforts (including cooperating with the other Investors with respect to the provision of necessary information) to facilitate such Underwritten Block Trade (which may close as early as three Business Days after the date it commences); provided that the Demanding Investor requesting such Underwritten Block Trade shall use its reasonable best efforts to work with the Company and the underwriters in order to facilitate preparation of the prospectus and other offering documentation related to the Underwritten Block Trade.

(iv)       In connection with all Underwritten Offerings (including any Underwritten Block Trades) pursuant to Section 4.1(a) and (b), the managing underwriter or underwriters, as well as other investment banks involved in the offering as underwriters or otherwise, will be selected by the Investors holding a majority of the Registrable Securities participating in such offering with the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)          The Investors will provide such information and other cooperation as the Company reasonably requests in connection with the offering of any Registrable Securities pursuant to this Section 4.1, including information required by Item 507 of Regulation S-K promulgated under the Securities Act; provided that the Company may delay as necessary the offering of Registrable Securities if the Investor fails to provide information within the scope of this sentence within a reasonable time after receiving a request.

(d)          Piggyback Registration. Prior to filing a registration statement under the Securities Act for the registration of any Common Shares for its own account (other than a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer, an offering of securities solely to the Company’s existing stockholders, or a registration statement registering Common Shares that is issuable solely upon conversion of debt securities or a registration statement solely with respect to an equity compensation plan) in a manner that would also permit the registration of Registrable Securities, the Company will each such time promptly give each Investor written notice of its intent to file such registration statement, setting forth the date on which the Company intends to file such registration statement (or prospectus filed pursuant to Rule 424 under the Securities Act relating to an effective shelf registration statement), which date shall be no earlier than ten Business Days from the date of such notice, and advising the Investors of their right to have Registrable Securities included in such registration. Upon the written request of an Investor received by the Company no later than five Business Days after the date of the Company’s notice to such Investor, the Company shall use its reasonable best efforts to cause to be registered under the Securities Act pursuant to such registration statement (or included in such prospectus) all of the Registrable Securities that each such Investor has so requested to be registered or included, as applicable. If the managing underwriter or underwriters of any Underwritten Offering advises the Company in writing (or, in the case of a non-Underwritten Offering, if in the reasonable opinion of the Company, the Company determines) that the total amount of securities to be so registered or included, as applicable, including such Registrable Securities, will exceed the maximum amount of the Company’s securities that can be sold in such offering without adversely affecting the marketability or the price per share of the Common Shares proposed to be sold in such offering, then the Company shall be entitled to reduce the number of shares of Registrable Securities to be sold in such offering among the Investors on a pro rata basis (based on the number of Registrable Securities proposed to be registered or included by the Investors in such offering).

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(e)          Lock-up Agreements. If requested by the managing underwriter or underwriters in an Underwritten Offering, whether or not such offering includes Registrable Securities, each Investor will, and will cause each member of its Investor Group to, not effect any public sale or distribution of Common Shares (except as part of such Underwritten Offering), including a sale pursuant to Rule 144 of the Securities Act or any swap or other economic arrangement that transfers to another Person any of the economic consequences of owning Common Shares, during the time reasonably requested by the managing underwriter or underwriters, not to exceed 90 days or such shorter period as the managing underwriter or underwriters shall agree to; provided, that if a managing underwriter or underwriters of an offering releases any Investor of its similar obligations, each other Investor shall be released from its obligations under this Section 4.1(e), on a pro rata basis, in accordance with the number of Registrable Securities held by them at such time. In the event that a managing underwriter or underwriters requests that members of the Investor Groups not make public sales or distributions pursuant to this Section 4.1(e), each Investor will, and will cause applicable members of its Investor Group to, enter into a written agreement memorializing such obligations, which agreement will otherwise be on customary terms.

(f)           Each Investor shall promptly, and in any event within ten Business Days thereafter, provide written notice to the Company in the event that it ceases to beneficially own any Registrable Securities.

4.2        Obligations of the Company. Whenever required under Section 4.1 to effect the registration of any Registrable Securities, the Company will:

(a)          prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective under the Securities Act, subject to any Blackout Periods (provided, that, as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto (other than any deemed amendment of a registration statement or prospectus by means of a document filed by the Company under the Exchange Act), or any free writing prospectus related thereto, or before sending a response to an SEC comment letter prior to any such filing, the Company will furnish to counsel for the Investors with Registrable Securities included in such registration statement or prospectus copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel and the Company shall consider in good faith any comments from such counsel (including any reasonable objections to any information pertaining to any such Investor and its plan of distribution and otherwise to the extent necessary, if at all, to complete the filing or maintain the effectiveness thereof), and make the Company’s representatives reasonably available for discussion of such document prior to the filing thereof as counsel for the Investors or underwriters may reasonably request, and the Company shall consider in good faith the changes reasonably and timely requested by such counsel;

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(b)          furnish, without charge, to the Investors and to any underwriters such number of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Investors and/or underwriters may reasonably request in order to facilitate the disposition of Registrable Securities;

(c)          promptly following its actual knowledge thereof, notify the Investors:

(i)          of the time when such registration statement has been declared effective or when a supplement or amendment to any prospectus forming a part of such registration statement has been filed (other than any deemed amendment of such registration statement by means of a document filed by the Company under the Exchange Act);

(ii)         after such registration statement becomes effective, of any request by the SEC that the Company amend or supplement such registration statement or prospectus forming a part of such registration statement or for additional information;

(iii)        of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceeding for such purpose; and

(iv)        of the occurrence of any event that makes any statement made in the registration statement or any prospectus forming a part of such registration statement untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that it will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(d)          to the extent required, use its reasonable best efforts to register and qualify the Registrable Securities covered by such registration statement under the securities or blue-sky laws of such jurisdictions within the United States as may be reasonably requested by an Investor; provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or otherwise become subject to taxation or service of process in suits in any such jurisdictions where it is not already so qualified or subject;

(e)          in the event of any Underwritten Offering of Registrable Securities, (i) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering, including requesting that its counsel provide customary legal opinions and that its independent public accountants provide customary comfort letters, and (ii) have members of its management participate in (and make documents available for) a reasonable number of due diligence sessions and, in the case of marketed offerings and investor calls and “road shows” (to the extent reasonably determined by the managing underwriter or underwriters to be a reasonable number necessary or desirable for a successful offering of the Registrable Securities);

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(f)          use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on each national securities exchange or trading system on which the Common Shares are then listed;

(g)          provide a transfer agent and registrar for all Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration statement;

(h)           if at any time (i) any event or development shall occur or condition shall exist as a result of which the registration statement or prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the registration statement or prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the registration statement or prospectus to comply with applicable law, promptly notify the Investors and, subject to any Blackout Period, promptly prepare and file with the SEC (to the extent required) and furnish to the Investors such amendments or supplements to the registration statement or prospectus as may be necessary so that the statements in the registration statement or prospectus, as so amended or supplemented, will not, in the light of the circumstances existing when the registration statement or prospectus is delivered to a purchaser, be misleading, or so that the registration statement or prospectus will comply with law;

(i)           make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of a registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(j)           cooperate with the managing underwriter or underwriters, if any, the Investors and their respective counsel in connection with the preparation and filing of any applications, notices, registrations and responses to requests for additional information with FINRA, the New York Stock Exchange or any other national securities exchange on which the Common Shares are listed;

(k)          pay the applicable filing fees covering the Registrable Securities in compliance with the SEC rules;

(l)           deliver book-entry shares or certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement or, if not an Underwritten Offering, in accordance with the instructions of the Investors at least two Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof and, in the case of Registrable Securities registered on an Automatic Shelf Registration Statement, at the request of the Investors, prepare and deliver book-entry shares or certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time; and

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(m)         take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

4.3        Obligations of the Investors and Other Members of the Investor Groups. Whenever an Investor has requested that the Company effect the registration of any Registrable Securities under Section 4.1:

(a)          upon receipt of any notice from the Company of the occurrence of any event of the type described in Sections 4.2(c)(ii), 4.2(c)(iii) or 4.2(c)(iv), each Investor will, and will cause each other member of its applicable Investor Group whose Registrable Securities are included in a registration statement to, discontinue disposition of Registrable Securities covered by a registration statement and suspend use of such registration statement or prospectus forming a part of such registration statement until the Company has provided an amendment or supplement to such registration statement or prospectus or the Company has advised that the use of the registration statement or prospectus may be resumed; provided that, in the event that the Company gives any such notice, the period of time for which a registration statement must remain effective as set forth in Section 4.1 will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date on which the Company has either provided an amendment to such registration statement or prospectus or advised that the use of the registration statement or prospectus may be resumed;

(b)          in the event of any Underwritten Offering of Registrable Securities, each Investor will, and will cause any applicable member of its Investor Group whose Registrable Securities are included in a registration statement to, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering; and

(c)          in the event of any Underwritten Offering of securities by the Company, the Investor will, and will cause any other member of its Investor Group whose Registrable Securities are included in a registration statement to, if requested by the Company and any managing underwriter or underwriters, not directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Common Share held by them for such period that the executive officers and directors of the Company agree to with the managing underwriter or underwriters.

4.4        Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to this Section 4, including all registration, filing and qualification fees, printers’ and accounting fees and fees and disbursements of (i) counsel for the Company and (ii) reasonable and documented fees of one counsel for the Investors will be borne and paid by the Company; provided, that the Company shall not be liable for any fees and expenses of such counsel for the Investors in excess of (A) $10,000 for any Shelf Registration Statement for which Registrable Securities are included and (B) $35,000 for any Underwritten Offering (including any Underwritten Block Trade). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 4 will be borne and paid by the Investors on a pro rata basis.

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4.5        Indemnification. If any Registrable Securities are included in a registration statement under this Section 4:

(a)          To the extent permitted by law, the Company will indemnify and hold harmless each member of the Investor Group that has included Registrable Securities in a registration statement and such member’s officers, directors, managers, partners and shareholders, and each Person who controls such member (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), against any Damages, and the Company will reimburse each such member of the Investor Group, controlling Person or other aforementioned Person for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 4.5(a) will not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent will not be unreasonably withheld, conditioned or delayed, nor will the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in strict conformity with written information furnished by or on behalf of any such member of the Investor Group expressly for use in connection with such registration statement.

(b)          To the extent permitted by law, each Investor will indemnify and hold harmless the Company, its directors, its officers who have signed the registration statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Damages, and each Investor will reimburse the Company, controlling Person or other aforementioned Person for any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in strict conformity with written information furnished by or on behalf of any member of such Investor Group that has included Registrable Securities in a registration statement expressly for use in connection with such registration statement; provided, however, that the indemnity agreement contained in this Section 4.5(b) will not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of such Investor, which consent will not be unreasonably withheld, conditioned or delayed.

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(c)          Promptly after receipt by an indemnified party under this Section 4.5 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4.5, give the indemnifying party notice of the commencement thereof. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it elects, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel selected by the indemnifying party that is reasonably satisfactory to such indemnified party; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if (i) representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action or (ii) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 30 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 4.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party has employed separate counsel in accordance with the preceding sentence (it being understood, however, that the indemnifying party will not be liable for the fees and expenses of more than one separate firm of attorneys (together with local counsel), representing all of the indemnified parties who are parties to such action). The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.5, except to the extent that the indemnifying party would be materially prejudiced as a proximate result of such failure to notify.

4.6        Reports Under Exchange Act by the Company. With a view to making available to each Investor Group the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a member of an Investor Group to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company will:

(a)          make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144;

(b)          use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)          furnish upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any member of the Investor Group of any rule or regulation of the SEC that permits the selling of any such securities without registration.

4.7        Reports Under Exchange Act by the Investor and Other Members of the Investor Group. The Investor acknowledges and agrees that the Investor and the other members of the Investor Group will be solely responsible for any required filings under Sections 13 and 16 of the Exchange Act in connection with any acquisition or disposition of Common Shares.

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5.          Resale Limitations.

5.1        Resale Limitations. Each Investor hereby agrees, and will cause each member of its Investor Group, not to, directly or indirectly, in one or more transactions, sell, assign or transfer or otherwise encumber, whether by pledge or otherwise, through swap or hedging transactions or otherwise, any Common Shares during the period commencing on the date hereof and ending on the six-month anniversary of the date hereof; provided, however, that members of an Investor Group may transfer Common Shares (i) to Affiliates of that same Investor Group without restriction; provided, however that such Affiliate agrees in writing to be bound by the terms and conditions of this Agreement, (ii) in connection with a Change of Control, and (iii) with respect solely to any GS Account, to the beneficiaries of such GS Account.

5.2        Limitations on Resales to Non-Passive Stockholders and Competitors. No Investor will, and each will cause each member of its Investor Group not to, sell or transfer, directly or indirectly, in one or more privately negotiated sale or sales, without the prior written consent of the Company, (A) Common Shares to any Person or group that, together with its Affiliates, would be the beneficial owner, together with its Affiliates, of more than 5% of the then-outstanding Common Shares following such transfer(s), (B) Common Shares that constitute more than 4.5% of the then-outstanding Common Shares to any Person or group, or (C) Common Shares to any Person listed on Exhibit B or any Affiliate thereof; provided, however, that such sales or transfers referred to in the foregoing clauses (A) and (B) will be permitted to the extent (1) the purchasing Persons are “passive investors” (within the meaning of Rule 13(d)-1(c)) and file a Schedule 13G in respect of such Common Shares with the SEC or (2) the purchasing Persons are subject to a standstill agreement with the Company at least as restrictive to the purchasing Persons as the standstill obligations applicable to the Investor Group set forth in Section 3. Notwithstanding the foregoing, the restrictions set forth in this Section 5.2 will not apply (x) following a Change of Control, (y) to any transfer of Common Shares into a tender or exchange offer made by a third party that would result in a Change of Control, or (z) for the avoidance of doubt, to any public offering of Registrable Securities or any Underwritten Block Trade, or any broker-directed sale conducted over a securities exchange and/or pursuant to SEC Rule 144.

6.          Miscellaneous.

(a)          Successors and Assigns. Any assignment of this Agreement or any of the rights or obligations under this Agreement (whether by operation of law or otherwise) by either the Company, on the one hand, or an Investor, on the other hand, will be void, invalid and of no effect without the prior written consent of the Investors (in the case of the Company) or the Company (in the case of an Investor); provided, however, that the rights under this Agreement may be assigned (but only with all related obligations) by an Investor to one or more member(s) of the Investor Group so long as the assignee(s) agree in writing to be bound by the terms and conditions of this Agreement; provided, further, that any such assignment will not release, or be construed to release, the Investor from its duties and obligations under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

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(b)          Wider GS Activities. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement will restrict or prohibit any activities (including activities such as engaging in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, investing activity and other similar activities or any other activities conducted in the ordinary course of business) by The Goldman Sachs Group, Inc. or its affiliates (including Goldman Sachs & Co. LLC, except in respect of the GS Accounts to the extent restricted hereby) or its or their representatives (other than the applicable Investor Group and any Person acting at their express direction) (collectively, “Wider GS”), or require Wider GS to take any action (including procuring any restriction on any person), and further for the avoidance of doubt, Goldman Sachs & Co. LLC is part of Wider GS and is not a “GS Investor” hereunder and the obligations in this Agreement applicable to the GS Accounts are applicable solely to Goldman Sachs & Co. LLC acting for and on behalf of such GS Accounts, and any action or inaction by Wider GS shall not result in the breach of this Agreement by the GS Investors.

(c)          Termination. This Agreement will automatically terminate with respect to an Investor at such time as such Investor, together with its Affiliates, or any assignee of such Investor pursuant to Section 6(a) of this Agreement, together with such assignee’s Affiliates, no longer beneficially owns at least 1% of the outstanding Common Shares. Upon such termination, neither the Company nor the applicable Investor will have any further obligations or liabilities to each other hereunder other than pursuant Section 4.5 hereof; provided that such termination will not relieve any party from liability for any breach of this Agreement prior to such termination.

(d)          Governing Law. This Agreement and any controversy arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of the State of Delaware as to matters within the scope thereof, and as to all other matters will be governed by and construed in accordance with the internal laws of Delaware, without regard to conflict of laws principles that would result in the application of any law other than the law of the State of Delaware.

(e)          Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement may also be executed and delivered by portable document format (pdf) and in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

(f)          Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. The use of the words “include” or “including” in this Agreement will be deemed to be followed by the words “without limitation.” The use of the words “or,” “either” or “any” will not be exclusive. References to statutes will include all regulations promulgated thereunder, and references to statutes will be construed to include all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation as of the date hereof. The parties have participated jointly in the negotiation and drafting of this Agreement.

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(g)          Notices. All notices, requests, demands, and other communications hereunder will be in writing (which will include communications by e-mail) and will be delivered (i) in person or by courier or overnight service or (ii) by e-mail with a copy delivered as provided in clause (i), as follows:

If to the Company:

ABM Industries Incorporated
One Liberty Plaza, 7th Floor
New York, NY 10006
Attn: General Counsel
Fax: (866) 787-7495
E-mail: Andrea.Newborn@abm.com

with a copy (which will not constitute notice) to:

Jones Day

250 Vesey Street

New York, NY 10281

Attention: Andrew M. Levine
Benjamin L. Stulberg

Telephone: (212) 326-8319
E-mail: amlevine@jonesday.com; blstulberg@jonesday.com

If to GS or THL:

Thomas H. Lee Partners, L.P.

100 Federal St., 35th Floor

Boston, Massachusetts 02110

Attn: Josh Bresler, Jeff Swenson & Shari Wolkon

Fax: (617) 227-3514

E-mail: jbresler@thl.com

jswenson@thl.com

swolkon@thl.com

Goldman Sachs & Co.

200 West Street

New York, NY 10282

Attn: Chris Crampton

Fax: (212) 902-3000
E-Mail: chris.crampton@gs.com

with a copy (which will not constitute notice) to:

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Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654
Attention: Neal J. Reenan, P.C.
Telephone: (312) 862-2195
E-mail: neal.reenan@kirkland.com

(h)          Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company, THL Investors holding a majority of the Common Shares held by the THL Investors and GS Investors holding a majority of the Common Shares held by the GS Investors. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, will be deemed to be or construed as a further or continuing waiver of any such term, condition or provision.

(i)          Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and such invalid, illegal or unenforceable provision will be reformed and construed so that it will be valid, legal and enforceable to the maximum extent permitted by law.

(j)          Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly superseded hereby.

[Signatures follow.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ABM INDUSTRIES INCORPORATED

By:	/s/ Scott Salmirs
Name:	Scott Salmirs
Title:	President and CEO

[Signature page to Shareholders’ Agreement]

THL INVESTORS

Thomas H. Lee Equity Fund VII, L.P.

By:	THL Equity Advisors VII, LLC
Its:	General Partner

By:	Thomas H. Lee Partners, L.P.
Its:	Sole Member

By:	Thomas H. Lee Advisors, LLC
Its:	General Partner

By:	THL Holdco, LLC
Its:	Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

Thomas H. Lee Parallel Fund VII, L.P.

By:	THL Equity Advisors VII, LLC
Its:	General Partner

By:	Thomas H. Lee Partners, L.P.
Its:	Sole Member

By:	Thomas H. Lee Advisors, LLC
Its:	General Partner

By:	THL Holdco, LLC
Its:	Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

[Signature page to Shareholders’ Agreement]

Thomas H. Lee Parallel (Cayman) Fund VII, L.P.

By:	THL Equity Advisors VII, LLC
Its:	General Partner

By:	Thomas H. Lee Partners, L.P.
Its:	Sole Member

By:	Thomas H. Lee Advisors, LLC
Its:	General Partner

By:	THL Holdco, LLC
Its:	Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

THL Executive Fund VII, L.P.

By:	THL Equity Advisors VII, LLC
Its:	General Partner

By:	Thomas H. Lee Partners, L.P.
Its:	Sole Member

By:	Thomas H. Lee Advisors, LLC
Its:	General Partner

By:	THL Holdco, LLC
Its:	Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

[Signature page to Shareholders’ Agreement]

THL Fund VII Coinvestment Partners, L.P.

By:	Thomas H. Lee Partners, L.P.
Its:	General Partner

By:	Thomas H. Lee Advisors, LLC
Its:	General Partner

By:	THL Holdco, LLC
Its:	Managing Member

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

[Signature page to Shareholders’ Agreement]

GS INVESTORS

Broad Street Principal Investments Holdings, L.P.

By:	Bridge Street Opportunity Advisors, L.L.C.
Its:	General Partner

By:	/s/ Christopher Crampton
Name:	Christopher Crampton
Title:	Vice President

Bridge Street 2015, L.P.

By:	Bridge Street Opportunity Advisors, L.L.C.
Its:	General Partner

By:	/s/ Christopher Crampton
Name:	Christopher Crampton
Title:	Vice President

MBD 2015, L.P.

By:	MBD Advisors, L.L.C.
Its:	General Partner

By:	/s/ Christopher Crampton
Name:	Christopher Crampton
Title:	Vice President

Stone Street 2015, L.P.

By:	Bridge Street Opportunity Advisors, L.L.C.
Its:	General Partner

By:	/s/ Christopher Crampton
Name:	Christopher Crampton
Title:	Vice President

[Signature page to Shareholders’ Agreement]

2015 Employee Offshore Aggregator, L.P.

By:	Bridge Street Opportunity Advisors, L.L.C.
Its:	General Partner

By:	/s/ Christopher Crampton
Name:	Christopher Crampton
Title:	Vice President

Goldman Sachs & Co. LLC, for the benefit of Managed Account Nos. 046-46898-9, 046-52146-4 and 042-78997-4

By:	Goldman Sachs & Co. LLC
Its:	Attorney-in-fact

By:	/s/ Christopher Crampton
Name:	Christopher Crampton
Title:	Managing Director

[Signature page to Shareholders’ Agreement]

EXHIBIT A

Investor Share Ownership

Investor	Common Shares
THL Fund VII	1,465,574
THL Parallel Fund	1,156,397
THL Cayman Fund	1,549,934
THL Executive Fund	128,465
THL Coinvest Fund	223,500
2015 Employee Offshore Aggregator, L.P.	142,074
Broad Street	3,075,166
Bridge Street	242,880
MBD 2015	62,454
Stone Street	71,035
GS Account 046-46898-9	450,127
GS Account 046-52146-4	330,093
GS Account 042-78997-4	150,042

EXHIBIT B

Company Competitors

Sodexo

Aramark

Compass Group

Jones Lang LaSalle

CBRE Group

C&W Services

ISS Group

GDI Integrated Facility Services

SP Plus

Emcor Group

Mitie Group

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